UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2024

GameStop Corp.
(Exact name of Registrant as specified in its charter)

Delaware	1-32637	20-2733559
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 Westport Parkway, Grapevine, TX 76051
(817) 424-2000
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock	GME	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, “Results of Operations and Financial Condition,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On March 26, 2024, GameStop Corp. (the “Company”) issued a press release announcing its financial results for its fourth quarter and fiscal year ended February 3, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report, including the exhibit, shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth therein.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 25, 2024, the Board of Directors of the Company (the “Board”) promoted Daniel Moore, the current interim Principal Financial Officer of the Company, to the role of Principal Financial Officer, effective as of March 25, 2024. Mr. Moore will continue to serve in his role as the Principal Accounting Officer of the Company.

In connection with his appointment as the Principal Financial Officer, the Company and GameStop Texas, Ltd. entered into a letter agreement with Mr. Moore on March 25, 2024 (the “Offer Letter”) describing certain terms of his employment, which supersedes all prior agreements or offer letters between the parties regarding Mr. Moore’s employment, unless otherwise noted therein. The Offer Letter provides that Mr. Moore’s annualized salary will be $160,000 and that all equity awards previously granted to Mr. Moore will continue to vest in accordance with their original terms, subject to Mr. Moore’s continued employment with the Company.

The foregoing description of the Offer Letter is not complete and is qualified in its entirety by the full text of the Offer Letter, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference in this Item 5.02.

In satisfaction of the disclosure required by Regulation S-K Items 401(b), (d) and (e) and 404(a), the information contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 17, 2023, is incorporated by reference herein.
Item 7.01    Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 “Regulation FD Disclosure,” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01    Financial Statements and Exhibits.
(d)        Exhibits.

10.1#        Letter Agreement between Daniel Moore and GameStop Corp., executed March 25, 2024
99.1*        Press Release issued by GameStop Corp., dated March 26, 2024
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

# Management contract or compensation plan or arrangement.

* Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAMESTOP CORP.
(Registrant)

Date: March 26, 2024	By:	/s/ Daniel Moore
Daniel Moore

Principal Financial and Accounting Officer

(Principal Financial Officer)